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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A2
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 April 7, 2000
                       (Date of earliest event reported)

                                  HYSEQ, INC.
             (Exact name of Registrant as specified in its charter)

      Nevada                    0-22873                     36-3855489
      (State of               (Commission File No.)       (IRS Employer
      Incorporation)                                      Identification No.)

                               670 Almanor Avenue
                          Sunnyvale, California 94086
          (Address of principal executive offices, including zip code)

                                 (408) 524-8100
              (Registrant's telephone number, including area code)
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     This Form 8-K/A2 amends the Current Report on Form 8-K of Hyseq. Inc. as filed with the Securities and Exchange Commission on April 14, 2000 and as amended on April 20, 2000, to amend and restate paragraph 2 of Item 4 and to file an amended copy of the Former Accountants Letter.

Item 4. Changes in Registrant's Certifying Accountant.

     During the fiscal years ended December 31, 1999 and 1998 and the subsequent interim period through April 7, 2000, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which would have caused the former accountants to make reference in their report to such disagreements if not resolved to their satisfaction.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits

        16      Amended copy of Former Accountants Letter
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HYSEQ, INC.

                                            /s/ Mark E. Gitter
                                            ---------------------------
                                            Name: Mark E. Gitter
                                            Title: Chief Financial Officer


Date: May 22, 2000






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                         EXHIBIT INDEX

Exhibit No.              Description of Exhibit
-----------              ----------------------
   16                    Amended Copy of Former Accountants Letter